EATON VANCE DIVIDEND BUILDER FUND Supplement to Prospectus dated May 1, 2009

On September 11, 2009, the shareholders of Eaton Vance Dividend Builder Fund (the "Fund") approved an amendment to the Fund’s fundamental investment policy on concentration.

1. The following replaces the paragraph entitled "Eaton Vance Dividend Builder Fund." under "Investment Objectives and Principal Strategies" in "Fund Summaries":

Eaton Vance Dividend Builder Fund. Dividend Builder Fund’s investment objective is to seek total return. The amount of income versus capital growth contributing to the Fund’s total return will vary. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Fund may also invest up to 20% of its net assets in fixed-income securities (including up to 10% of its net assets in lower rated fixed-income securities).

2. The following replaces the fifth paragraph under "Principal Risk Factors" in "Fund Summaries":

Utility companies are sensitive to changes in interest rates and other economic conditions, governmental regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, increased risk and competition in deregulated sectors, and the cost and delay of technological developments (including those associated with nuclear energy). In addition, securities of utility companies in the telecommunications sector and related sectors are volatile and may underperform in a sluggish economy.

3. The following replaces the section entitled "Dividend Builder Portfolio." under "The Portfolios" in "Investment Objectives & Principal Policies and Risks":

Dividend Builder Portfolio. Dividend Builder Portfolio’s investment objective is to seek total return. Under normal circumstances, the Portfolio invests at least 80% of its net assets in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock.

The portfolio managers seek to purchase securities that they believe may produce attractive levels of dividend income and which are reasonably priced in relation to their fundamental value and which will grow in value over time. The portfolio managers may sell a security when the investment adviser’s price objective for the stock is reached or the fundamentals of the company deteriorate or to pursue more attractive investment options. When consistent with achieving total return, Dividend Builder Portfolio may invest up to 20% of its net assets in fixed-income securities, including (with respect to up to 10% of its net assets) securities rated BBB by Standard & Poor’s Ratings Group ("S&P") or Baa by Moody’s Investor Service, Inc. ("Moody’s") or below and unrated securities determined by the investment adviser to be of comparable quality. The Portfolio may invest up to 20% of its total assets in energy stocks. The Portfolio may also invest in non-income producing securities. Additional information about the Portfolio appears under "Common Investment Considerations and Practices" below.

4. The following replaces the paragraph following "Common Investment Considerations and Practices" under "Investment Objectives & Principal Policies and Risks":

Investment decisions for each Portfolio and Small-Cap Value Fund are made primarily on the basis of fundamental research conducted by the investment adviser’s research staff. Management of each Portfolio and Small-Cap Value Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities). Many of these considerations are subjective. Each Portfolio and Small-Cap Value Fund intend to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Portfolios and Small-Cap Value Fund do not invest 25% or more of their respective assets in any one industry.

September 15, 2009

DBPS

EATON VANCE DIVIDEND BUILDER FUND Supplement to Statement of Additional Information dated May 1, 2009

On September 11, 2009, the shareholders of Eaton Vance Dividend Builder Fund (the "Fund") approved an amendment to the Fund’s fundamental investment policy on concentration.

1. The following replaces the paragraph numbered (9) under "Investment Restrictions":

In addition, Dividend Builder Fund, Large-Cap Value Fund and Special Equities Fund may not:

(9) Concentrate 25% or more of its assets in any one industry (provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

2. The paragraph numbered (11) under "Investment Restrictions" is deleted.

September 15, 2009